JAKE MARSHALL, LLC AND SUBSIDIARY CONSOLIDATED FINANCIAL STATEMENTS SEPTEMBER 30, 2021

JAKE MARSHALL, LLC AND SUBSIDIARY INDEX TO REPORT SEPTEMBER 30, 2021 ________________________________________________________________________________ PAGE INDEPENDENT ACCOUNTANT’S REVIEW REPORT 1-2 CONSOLIDATED BALANCE SHEET 3-4 CONSOLIDATED STATEMENT OF INCOME 5 CONSOLIDATED STATEMENT OF CHANGES IN MEMBERS’ EQUITY 6 CONSOLIDATED STATEMENT OF CASH FLOWS 7 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS 8-15 SUPPLEMENTARY INFORMATION CONSOLIDATED SCHEDULE OF OPERATING EXPENSES 16 CONSOLIDATING BALANCE SHEET 17-18 CONSOLIDATING STATEMENT OF INCOME 19 CONSOLIDATING SCHEDULE OF OPERATING EXPENSES 20

CERTIFIED PUBLIC ACCOUNTANTS
CHATTANOOGA | MEMPHIS

INDEPENDENT ACCOUNTANT'S REVIEW REPORT

To the Members
Jake Marshall, LLC and subsidiary
Chattanooga, Tennessee

We have reviewed the accompanying consolidated financial statements of Jake Marshall, LLC and subsidiary which comprise the consolidated balance sheet as of September 30, 2021, and the related consolidated statements of income, changes in members' equity, and cash flows for the nine month period then ended, and the related notes to the consolidated financial statements. A review includes primarily applying analytical procedures to management's financial data and making inquires of company management. A review is substantially less in scope than an audit, the objective of which is the expression of an opinion regarding the consolidated financial statements as a whole. Accordingly, we do not express such an opinion.

Management's Responsibility for the Consolidated Financial Statements

Management is responsible for the preparation and fair presentation of these consolidated financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.

Accountant's Responsibility

Our responsibility is to conduct the review engagement in accordance with Statements on Standards for Accounting and Review Services promulgated by the Accounting and Review Services Committee of the AICPA. Those standards require us to perform procedures to obtain limited assurance as a basis for reporting whether we are aware of any material modifications that should be made to the consolidated financial statements for them to be in accordance with accounting principles generally accepted in the United States of America. We believe that the results of our procedures provide a reasonable basis for our conclusion.

Accountant's Conclusion

Based on our review, we are not aware of any material modifications that should be made to the accompanying consolidated financial statements in order for them to be in accordance with accounting principles generally accepted in the United Statements of America.

1200 Market Street, Chattanooga, TN 37402 | T 423.756.7771 | F 423.265.8125
1
AN INDEPENDENT MEMBER OF THE BDO ALLIANCE USA

2 Other Matter The supplementary information appearing on pages 16 - 20 is presented for purposes of additional analysis and is not a required part of the basic consolidated financial statements. Such information is the responsibility of management and was derived from, and relates directly to, the underlying accounting and other records used to prepare the consolidated financial statements. The supplementary information has been subjected to the review procedures applied in our review of the basic consolidated financial statements. We are not aware of any material modifications that should be made to the supplementary information. We have not audited the supplementary information and do not express an opinion on such information. Chattanooga, Tennessee November 23, 2021

CURRENT ASSETS Cash and cash equivalents 3,670,876$ Trade receivables 9,333,778 Inventory 79,119 Prepaid expenses 204,419 Employee receivable 60,092 Contract assets 1,155,633 Total current assets 14,503,917 PROPERTY AND EQUIPMENT Machinery and equipment 6,673,029 Furniture and fixtures 30,709 Vehicles 2,265,595 Buildings 1,000,000 Leasehold improvements 5,679,945 Land 100,549 15,749,827 Accumulated depreciation (8,821,252) Cost less accumulated depreciation 6,928,575 OTHER ASSETS 392,438 TOTAL ASSETS 21,824,930$ ASSETS CONSOLIDATED BALANCE SHEET JAKE MARSHALL, LLC AND SUBSIDIARY SEPTEMBER 30, 2021 (See Independent Accountant's Review Report) The accompanying notes are an integral part of the consolidated financial statements. 3

CURRENT LIABILITIES Current portion of long-term debt 65,505$ Note payable - member 1,000,000 Accounts payable 1,732,822 Retainage payable 130,584 Accrued expenses and liabilities 669,464 Contract liabilities 785,381 Total current liabilities 4,383,756 LONG-TERM LIABILITIES Note payable, less current maturities 381,658 Total long-term liabilities 381,658 MEMBERS' EQUITY 17,059,516 TOTAL LIABILITIES AND MEMBERS' EQUITY 21,824,930$ JAKE MARSHALL, LLC AND SUBSIDIARY CONSOLIDATED BALANCE SHEET SEPTEMBER 30, 2021 LIABILITIES AND MEMBERS' EQUITY (See Independent Accountant's Review Report) The accompanying notes are an integral part of the consolidated financial statements. 4

Amount REVENUES Construction revenue 25,417,318$ 100.00 % COST OF SALES 20,442,046 80.43 Gross profit 4,975,272 19.57 OPERATING EXPENSES 4,155,286 16.34 OTHER OPERATING INCOME (EXPENSE) Gain from sale of vehicles and equipment 15,860 0.06 Other income 14,062 0.06 Total other operating income (expense) 29,922 0.12 INCOME FROM OPERATIONS 849,908 3.35 OTHER INCOME (EXPENSE) Interest income 17,128 0.07 Interest expense (120,399) (0.47) Debt forgiveness income 3,000,000 11.80 Government grant 2,336,778 9.19 Total other income (expense) 5,233,507 20.59 NET INCOME 6,083,415$ 23.94 % Revenue Percent of (See Independent Accountant's Review Report) JAKE MARSHALL, LLC AND SUBSIDIARY CONSOLIDATED STATEMENT OF INCOME FOR THE NINE MONTH PERIOD ENDED SEPTEMBER 30, 2021 The accompanying notes are an integral part of the consolidated financial statements. 5

BALANCE - December 31, 2020 19,516,906$ Net income 6,083,415 Member draws (8,540,805) BALANCE - September 30, 2021 17,059,516$ JAKE MARSHALL, LLC AND SUBSIDIARY CONSOLIDATED STATEMENT OF CHANGES IN MEMBERS' EQUITY FOR THE NINE MONTH PERIOD ENDED SEPTEMBER 30, 2021 (See Independent Accountant's Review Report) The accompanying notes are an integral part of the consolidated financial statements. 6

CASH FLOWS FROM OPERATING ACTIVITIES Net income 6,083,415$ Adjustments to reconcile net income to net cash from operating activities: Depreciation 643,788 Debt forgiveness income (3,000,000) Gain on sale of property and equipment (15,860) Changes in operating assets and liabilities: Trade receivables (4,299,464) Inventory (17,067) Prepaid expenses (39,269) Employee receivables 8,676 Contract assets (299,783) Accounts payable 733,794 Retainage payable (39,336) Accrued expenses and liabilities 264,666 Contract liabilities 342,564 Net cash from operating activities 366,124 CASH FLOWS FROM INVESTING ACTIVITIES Proceeds from sale of property and equipment 24,590 Purchases of property and equipment (421,817) Net cash from investing activities (397,227) CASH FLOWS FROM FINANCING ACTIVITIES Principal payments on note payable (51,978) Member draws (8,450,110) Net cash from financing activities (8,502,088) NET CHANGE IN CASH (8,533,191) Cash and cash equivalents - beginning of year 12,204,067 Cash and cash equivalents - end of year 3,670,876$ SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION Cash paid during the year for: Interest 120,399$ FOR THE NINE MONTH PERIOD ENDED SEPTEMBER 30, 2021 JAKE MARSHALL, LLC AND SUBSIDIARY CONSOLIDATED STATEMENT OF CASH FLOWS (See Independent Accountant's Review Report) The accompanying notes are an integral part of the consolidated financial statements. 7

JAKE MARSHALL, LLC AND SUBSIDIARY NOTES TO CONSOLIDATED FINANCIAL STATEMENTS SEPTEMBER 30, 2021 (See Independent Accountant’s Review Report) _______________________________________________________________________________ 8 NOTE 1 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES Nature of Business Jake Marshall, LLC (the “Company”) was organized in 2001. The Company provides mechanical engineering, sheet metal services, and heat and air conditioning installation and services primarily in the North Georgia and Southeastern Tennessee regions. Basis of Accounting and Use of Estimates The consolidated financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (GAAP). The Financial Accounting Standards Board (FASB) establishes GAAP in the Accounting Standards Codification (ASC). Updates to the ASC are done through the issuance of Accounting Standards Updates (ASU). GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Basis of Consolidation The consolidated financial statements include the accounts of Jake Marshall, LLC and Coating Solutions, LLC (collectively, the “Company”). Coating Solutions is a variable interest entity (“VIE”), in which Jake Marshall, LLC is the primary beneficiary pursuant to ASC 810 – Consolidation. All significant intercompany transactions and balances have been eliminated. Variable Interest Entities GAAP requires a VIE to be consolidated by its primary beneficiary. A variable interest exists when the reporting entity has both the power to direct the activities of the affiliated entity such that it significantly impacts the economic performance of the affiliated entity, including the obligation to absorb losses or the right to receive benefits from the affiliated entity. The reporting entity is required to perform an analysis of its relationship with affiliated entities to determine if the nature of the relationship creates a variable interest in the affiliate, and, if such variable interest exists, determine if the reporting entity is the primary beneficiary of the VIE. In other words, if a reporting entity has the power or control over a related entity and explicitly or implicitly provides ongoing financial support, it may be required to consolidate the subject entity. The Company determines whether any of the affiliated entities in which it has made an investment is a VIE at the start of each new venture and if a reconsideration event has occurred. At this time, the Company also considers whether it must consolidate a VIE and/or disclose information about its involvement in a VIE. (Continued)

JAKE MARSHALL, LLC AND SUBSIDIARY NOTES TO CONSOLIDATED FINANCIAL STATEMENTS SEPTEMBER 30, 2021 (See Independent Accountant’s Review Report) _______________________________________________________________________________ 9 NOTE 1 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued) Revenue and Cost Recognition The Company adopted ASU 2014-09, Revenue from Contracts with Customers and all subsequent amendments to the ASU (collectively, “ASC 606”). Substantially all of the Company’s services fall within the scope of ASC 606 and are presented as construction revenue and costs on the consolidated statement of income and are recognized as revenue over time as the Company satisfies its performance obligation to the customer. ASC 606 outlines a comprehensive five-step revenue recognition model based on the principle that an entity should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. The five-step revenue recognition model is as follows: 1) Identify the contract with a customer 2) Identify the performance obligations in the contract 3) Determine the transaction price 4) Allocate the transaction price to performance obligations in the contract 5) Recognize revenue when or as the Company satisfies a performance obligation The Company recognizes revenue from cost-plus construction contracts over time as performance obligations are satisfied. For performance obligations related to the completion of these contracts, control transfers to the customer over time for financial reporting purposes, measured by the percentage of costs incurred to date to management’s estimate of total costs for each contract. This method is used because management considers costs incurred to be the best available measure of progress on these contracts. Contract costs include all direct material, subcontract, and labor costs and those indirect costs related to contract performance, such as indirect labor, supplies, tools and repairs. Operating expenses are expensed as incurred for financial reporting purposes. Provisions for estimated losses on uncompleted contracts are made in the period in which such losses are determined. Changes in job performance, job conditions, and estimated profitability, including those arising from contract penalties, contract savings provisions and final contract settlements, may result in revisions to costs and income and are recognized in the period in which the revisions are determined. Claims are included in revenues when realization is probable and can be reasonably estimated. Because of the inherent uncertainties in estimating costs, it is at least reasonably possible the Company’s estimate of costs and revenues will change in the near term. The asset, “Contract asset,” represents costs recognized in excess of amounts billed. The liability, “Contract liabilities,” represents billings in excess of costs recognized. The Company considers contracts uncomplete until it has received recognition from its customers regarding the completion of the contract. (Continued)

JAKE MARSHALL, LLC AND SUBSIDIARY NOTES TO CONSOLIDATED FINANCIAL STATEMENTS SEPTEMBER 30, 2021 (See Independent Accountant’s Review Report) _______________________________________________________________________________ 10 NOTE 1 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued) Cash and Cash Equivalents Cash and cash equivalents include cash in bank and all highly liquid investments with a maturity of three months or less at the time of purchase. Trade Receivables Management anticipates all trade receivables to be collected in the normal course of operations. Trade receivables are written off to an allowance for losses account once deemed to be uncollectible. Management establishes an allowance on its accounts based on historic loss experience and economic conditions. The allowance is adjusted annually based upon review of the outstanding trade receivables. As of September 30, 2021, management believed all accounts were collectable and therefore there was no allowance established. Inventory The Company's inventory is valued at the lower of cost (based on the first in, first out method) or net realizable value. Property and Equipment Property and equipment is carried at cost and is depreciated by the straight-line method over the estimated useful lives of the individual assets. The estimated useful lives are as follows: Machinery and equipment 5-10 years Furniture and fixtures 5-10 years Vehicles 5 years Buildings 39 years Leasehold improvements 5-40 years Maintenance and repairs are charged to expense as incurred; renewals and betterments are charged to the appropriate property and equipment accounts. Upon sale or retirement of depreciable assets, the cost and related accumulated depreciation is removed from the accounts, and the resulting gain or loss is included in the results of operations in the period the assets are sold or retired. Property and equipment are reviewed for impairment whenever events or changes in circumstances indicate that the net book value of the asset may not be recoverable. An impairment loss is recognized if the sum of the expected future cash flows (undiscounted and before interest) from the use of the asset is less than the net book value of the asset. Generally, the amount of the impairment loss is measured as the difference between the net book value of the asset and the estimated fair value of the related asset. Management does not believe any of these assets have been impaired. (Continued)

JAKE MARSHALL, LLC AND SUBSIDIARY NOTES TO CONSOLIDATED FINANCIAL STATEMENTS SEPTEMBER 30, 2021 (See Independent Accountant’s Review Report) _______________________________________________________________________________ 11 NOTE 1 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued) Advertising Costs The Company expenses all advertising costs as incurred. Compensated Absences Employees of the Company are entitled to paid vacation, sick days and other time off depending on job classification, length of service, and other factors. The Company does not allow employees to roll compensated absences days from one year to the next and, accordingly, no liability has been recorded in the financial statements. The Company's policy is to recognize the costs of compensated absences when paid to employees. Fair Value Measurement The Company applies GAAP for fair value measurements of financial instruments that are recognized or disclosed at fair value in the consolidated financial statements on a recurring basis. GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The Company's financial instruments are cash and cash equivalents, accounts receivable, and accounts payable. The recorded values of cash and cash equivalents accounts receivable, and accounts payable approximate their fair values based on their short-term nature. The recorded values of notes payable and long-term debt approximate their fair values, as interest approximates market rates. Income Taxes Since the Company is a pass-through entity, all federal income taxes are the responsibilities of the members. Therefore, no provision for federal income tax has been made by the Company. The Company may be subject to state income taxes on its taxable income, depending on the state’s tax laws and certain elections made by the Company. The Company follows ASC 740-10, Accounting for Uncertainty in Income Taxes, which prescribes a recognition threshold and measurement attributed for financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. The Company has no material uncertain tax positions to be accounted for in the consolidated financial statements. During the period ended September 30, 2021, the Company has not incurred any interest or penalties on its income tax returns. The Company’s tax returns are subject to possible examination by the taxing authorities. For federal income tax purposes, the tax returns essentially remain open for possible examination for a period of three years after the date on which those returns are filed. (Continued)

JAKE MARSHALL, LLC AND SUBSIDIARY NOTES TO CONSOLIDATED FINANCIAL STATEMENTS SEPTEMBER 30, 2021 (See Independent Accountant’s Review Report) _______________________________________________________________________________ 12 NOTE 1 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued) Concentration of Credit Risk The Company maintains its cash balances in financial institutions which are insured by the Federal Deposit Insurance Corporation (FDIC). Amounts on deposit are subject to significant fluctuation throughout the year and often exceed the insured limit. The Company does not believe it is exposed to any significant risk related to these balances. NOTE 2 – TRADE RECEIVABLES A summary of trade receivables as of September 30, 2021, is as follows: Completed contracts $ 3,100,264 Contracts in progress 6,233,514 Total trade receivables $ 9,333,778 NOTE 3 – NOTE PAYABLE The note payable consists of the following at September 30, 2021: Note payable to Reliant Bank in monthly installments of $6,934, including interest at 4.25%, due in January 2023, secured by deed of trust in real estate and guaranteed by majority member $ 447,163 Current maturities (65,505) $ 381,658 Future maturities of the note payable at September 30, 2021 are as follows: 2022 $ 65,505 2023 381,658 $ 447,163 NOTE 4 – EMPLOYEE BENEFIT PLAN The Company sponsors an employee benefit plan under Section 401(k) of the Internal Revenue Code. All employees who have met minimum age and length of service requirements are eligible to participate. Employee contributions are voluntary. The Company may make contributions to the plan at its discretion. NOTE 5 – OPERATING LEASES The Company leases its building and office space from a member on a month-to-month basis. The rent amount paid is at the discretion of that member. Rent paid during the nine month period was $303,399.

JAKE MARSHALL, LLC AND SUBSIDIARY NOTES TO CONSOLIDATED FINANCIAL STATEMENTS SEPTEMBER 30, 2021 (See Independent Accountant’s Review Report) _______________________________________________________________________________ 13 NOTE 6 – RELATED PARTY TRANSACTIONS As of September 30, 2021, the Company had a note payable with a member of the Company for $1,000,000. The note matures on December 31, 2021. Interest is being charged at 6.00%. The Company has unpaid, accrued interest of $266,959. NOTE 7 – BACKLOG REVENUE The following schedule is a reconciliation of backlog revenue representing signed contracts, excluding fees from management contracts, in existence at September 30, 2021: Balance, December 31, 2020 $ 25,280,635 Add: New contracts 85,304,542 Revenues earned (25,417,318) Balance, September 30, 2021 $ 85,167,859 NOTE 8 – CONTRACT ASSETS AND LIABILITIES Costs and estimated earnings on uncompleted contracts are as follows: Costs and estimated earnings in excess of billings on uncompleted contracts $ 630,032 Contract retention 651,909 Billings in excess of costs and estimated earnings on uncompleted contracts (911,689) Net contract assets $ 370,252 The amounts are included in the accompanying consolidated balance sheet under the following captions: Contract assets $ 1,155,633 Contract liabilities (785,381) $ 370,252 NOTE 9 – PENSION AND POSTRETIREMENT BENEFIT PLANS The Company’s employees participate in the Plumbers and Pipefitters Local Union No. 43 Pension Fund, a multi-employer, union-administered defined benefit pension plan (Plan Number: 001; EIN: 62- 6101288). The Company contributed $892,475 to the pension plan for the year ended December 31, 2020. Contributions to the plan, for the plan year ended June 30, 2019, do represent more than five percent of the total contributions to the plan. As of the plan year ended June 30, 2019, the plan is not in endangered or critical status as the plan is at least 80% funded. Thus, no funding improvement plan or rehabilitation plan has been implemented. The Company contributed to other various multi-employer pension plans. The contributions and any potential withdrawal liability are not material for these plans.

JAKE MARSHALL, LLC AND SUBSIDIARY NOTES TO CONSOLIDATED FINANCIAL STATEMENTS SEPTEMBER 30, 2021 (See Independent Accountant’s Review Report) _______________________________________________________________________________ 14 NOTE 10 – PAYROLL PROTECTION PROGRAM LOAN PAYABLE On April 21, 2020, the Company received loan proceeds of $3,000,000 under the Paycheck Protection Program (PPP). The PPP was established under the recent congressionally approved Coronavirus Aid, Relief, and Economic Security Act (the “CARES Act”) and is administered by the U.S. Small Business Administration (SBA). The PPP loan to the Company is being made through First Horizon Bank, N.A. (the “Lender”). The term of the PPP loan is two years from the date of the note. The annual interest rate on the PPP loan is 1.00%. Principal and interest payments of $168,819 will be deferred for the first six months of the term of the loan. The promissory note evidencing the PPP loan contains customary events of default relating to, among other things, payment defaults, breach of representation and warranties, or provisions of the promissory note. The occurrence of an event of default may trigger the immediate repayment of all amounts outstanding, collection of all amounts owing from the Company, and/or filing suit and obtaining judgement against the Company. Under terms of the CARES Act, PPP loan recipients may apply for and be granted forgiveness for all or a portion of loans granted under the PPP. Such forgiveness will be determined, subject to limitations, based on the use of loan proceeds for payroll costs and mortgage interest, rent or utility costs, and the maintenance of employee and compensation levels. During the period ended September 30, 2021, the Company received notification from the SBA that the entire amount of the loan was forgiven. Therefore, these funds are included in the consolidated statement of income as debt forgiveness income totaling $3,000,000. NOTE 11 – GOVERNMENT GRANT INCOME The employee retention credit (ERC) was enacted under section 2301 of the CARES Act. The credit is a refundable credit allowed against an eligible employer’s share of social security taxes. During the nine month period ended September 30, 2021, the Company filed for this credit in the amount of $2,336,778. These funds are included in government grant income on the consolidated statement of income and in accounts receivable. NOTE 12 – NEW ACCOUNTING PRONOUNCEMENTS The FASB issued ASU 2016-02, Leases (Topic 842), in February 2016. ASU 2016-02 requires the recognition by lessees of assets and liabilities that arise from all lease transactions, except for leases with a lease term of 12 months or less. The lessee accounting model under ASU 2016-02 retains two types of leases: finance leases, which are to be accounted for in substantially the same manner as the existing accounting for capital leases, and operating leases, which are to be accounted for (both in the consolidated statement of income and the consolidated statement of cash flows) in a manner consistent with existing accounting for operating leases. ASU 2016-02 also requires expanded qualitative and quantitative disclosures regarding the amount, timing, and uncertainty of cash flows arising from leases. ASU 2016-02 applies to the Company's consolidated financial statements for the year ending December 31, 2022, with earlier implementation permitted. The Company's management has not determined the impact on its consolidated financial statements as a result of implementing ASU 2016-02.

JAKE MARSHALL, LLC AND SUBSIDIARY NOTES TO CONSOLIDATED FINANCIAL STATEMENTS SEPTEMBER 30, 2021 (See Independent Accountant’s Review Report) _______________________________________________________________________________ 15 NOTE 13 – RISKS AND UNCERTAINTIES During the year 2020, local, U.S., and world governments have encouraged self-isolation to curtail the spread of the global pandemic, coronavirus disease (COVID-19), by mandating temporary work stoppage in many sectors and imposing limitations on travel and size and duration of group meetings. Many industries are experiencing disruption to business operations and the impact of reduced consumer spending. There is unprecedented uncertainty surrounding the duration of the pandemic, its potential economic ramifications, and any government actions to mitigate them. If the pandemic continues, it may have an adverse effect on the Company’s future operations, financial position, and liquidity. NOTE 14 – SUBSEQUENT EVENTS Management has evaluated events and transactions subsequent to the consolidated balance sheet date through the date of the independent accountant’s review report (the date the consolidated financial statements were available to be issued) for potential recognition or disclosure in the consolidated financial statement. Management has not identified any items requiring recognition or disclosure.

SUPPLEMENTARY INFORMATION

Amount Advertising expense 8,295$ 0.03 % Charitable contributions 750 - Cleaning 12,278 0.05 Depreciation expense 643,788 2.53 Dues and subscriptions 106,098 0.42 Insurance 566,327 2.23 Meals and entertainment 52,475 0.21 Office supplies 58,649 0.23 Professional fees 60,974 0.24 Repairs and maintenance 241,343 0.95 Rent 303,399 1.19 Safety training 13,541 0.05 Salaries and wages 1,019,882 4.01 Shop supplies 93,599 0.37 Taxes and licenses 259,749 1.02 Telephone expense 111,175 0.44 Utilities expense 228,683 0.90 Vehicles expense 114,112 0.45 Other 201,358 0.79 Allocation of expenses 58,811 0.23 4,155,286$ 16.34 % Percent of Revenue JAKE MARSHALL, LLC AND SUBSIDIARY CONSOLIDATED SCHEDULE OF OPERATING EXPENSES FOR THE NINE MONTH PERIOD ENDED SEPTEMBER 30, 2021 (See Independent Accountant's Review Report) 16

Jake Coating Marshall, LLC Solutions, LLC Eliminations Consolidated CURRENT ASSETS Cash and cash equivalents 3,667,964$ 2,912$ -$ 3,670,876$ Trades receivables 9,574,532 14,712 (255,466) 9,333,778 Inventory 79,119 - - 79,119 Prepaid expenses 204,419 - - 204,419 Employee receivable 60,092 - - 60,092 Contract assets 1,155,633 - - 1,155,633 Total current assets 14,741,759 17,624 (255,466) 14,503,917 PROPERTY AND EQUIPMENT Machinery and equipment 6,673,029 - - 6,673,029 Furniture and fixtures 30,709 - - 30,709 Vehicles 2,265,595 - - 2,265,595 Buildings 1,000,000 - - 1,000,000 Leasehold improvements 5,679,945 - - 5,679,945 Land 100,549 - - 100,549 15,749,827 - - 15,749,827 Accumulated depreciation (8,821,252) - - (8,821,252) Cost less accumulated depreciation 6,928,575 - - 6,928,575 OTHER ASSETS 392,438 - - 392,438 TOTAL ASSETS 22,062,772$ 17,624$ (255,466)$ 21,824,930$ JAKE MARSHALL, LLC AND SUBSIDIARY CONSOLIDATING BALANCE SHEET SEPTEMBER 30, 2021 ASSETS (See Independent Accountant's Review Report) 17

Jake Coating Marshall, LLC Solutions, LLC Eliminations Consolidated CURRENT LIABILITIES Current portion of long-term debt 65,505$ -$ -$ 65,505$ Note payable - member 1,000,000 - - 1,000,000 Accounts payable 1,738,158 250,130 (255,466) 1,732,822 Retainage payable 130,584 - - 130,584 Accrued expenses and liabilities 668,411 1,053 - 669,464 Contract liabilities 785,381 - - 785,381 Total current liabilities 4,388,039 251,183 (255,466) 4,383,756 LONG-TERM LIABILITIES Note payable, less current maturities 381,658 - - 381,658 Total long-term liabilities 381,658 - - 381,658 MEMBERS' EQUITY (DEFICIT) 17,293,075 (233,559) - 17,059,516 TOTAL LIABILITIES AND MEMBERS' EQUITY (DEFICIT) 22,062,772$ 17,624$ (255,466)$ 21,824,930$ JAKE MARSHALL, LLC AND SUBSIDIARY CONSOLIDATING BALANCE SHEET SEPTEMBER 30, 2021 LIABILITIES AND MEMBERS' EQUITY (DEFICIT) (See Independent Accountant's Review Report) 18

Jake Coating Marshall, LLC Solutions, LLC Eliminations Consolidated REVENUES Construction revenue 25,656,953$ 239,625$ (479,260)$ 25,417,318$ COST OF SALES 20,738,900 182,406 (479,260) 20,442,046 Gross profit 4,918,053 57,219 - 4,975,272 OPERATING EXPENSES 4,035,619 157,167 (37,500) 4,155,286 OTHER OPERATING INCOME (EXPENSE) Gain from sale of vehicles and equipment 15,860 - - 15,860 Other income 14,062 - - 14,062 Total other operating income (expense) 29,922 - - 29,922 INCOME (LOSS) FROM OPERATIONS 912,356 (99,948) 37,500 849,908 OTHER INCOME (EXPENSE) Rent income (expense) 37,500 - (37,500) - Interest income 17,128 - - 17,128 Interest expense (120,399) - - (120,399) Debt forgiveness income 3,000,000 - - 3,000,000 Government grant 2,336,778 - - 2,336,778 Total other income (expense) 5,271,007 - (37,500) 5,233,507 NET INCOME (LOSS) 6,183,363$ (99,948)$ -$ 6,083,415$ JAKE MARSHALL, LLC AND SUBSIDIARY CONSOLIDATING STATEMENT OF INCOME FOR THE NINE MONTH PERIOD ENDED SEPTEMBER 30, 2021 (See Independent Accountant's Review Report) 19

JAKE MARSHALL, LLC AND SUBSIDIARY

CONSOLIDATING SCHEDULE OF OPERATING EXPENSES

FOR THE NINE MONTH PERIOD ENDED SEPTEMBER 30, 2021

(See Independent Accountant's Review Report)

	Jake Marshall, LLC	Coating Solutions, LLC	Eliminations	Consolidated
Advertising expense	$ 8,295	$ -	$ -	$ 8,295
Charitable contributions	750	-	-	750
Cleaning	12,278	-	-	12,278
Depreciation expense	643,788	-	-	643,788
Dues and subscriptions	101,898	4,200	-	106,098
Insurance	566,327	-	-	566,327
Meals and entertainment	52,475	-	-	52,475
Office supplies	58,649	-	-	58,649
Professional fees	60,974	-	-	60,974
Repairs and maintenance	235,366	5,977	-	241,343
Rent	303,399	37,500	(37,500)	303,399
Safety training	13,541	-	-	13,541
Salaries and wages	1,019,882	-	-	1,019,882
Shop supplies	86,992	6,607	-	93,599
Taxes and licenses	255,667	4,082	-	259,749
Telephone expense	111,175	-	-	111,175
Utilities expense	152,726	75,957	-	228,683
Vehicles expense	114,112	-	-	114,112
Other	178,514	22,844	-	201,358
Allocation of expenses	58,811	-	-	58,811
	$ 4,035,619	$ 157,167	$ (37,500)	$ 4,155,286

20